UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2018 (July 18, 2018)

USG Corporation

(Exact name of registrant as specified in its charter) Commission File Number: 1-8864
Delaware	36-3329400
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)
(312) 436-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Authorization of a Dividend Make-Whole Amount Payment

As previously disclosed, on June 10, 2018, USG Corporation (the “Company”) entered into the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) by and among the Company, Gebr. Knauf KG, a limited partnership (Kommanditgesellschaft) organized under the laws of Germany (“Knauf”), and World Cup Acquisition Corporation, a Delaware corporation and an indirect, wholly-owned subsidiary of Knauf (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and an indirect, wholly-owned subsidiary of Knauf.

On July 18, 2018, in accordance with the terms of the Merger Agreement, the Board of Directors of the Company approved the Dividend Make-Whole Amount Plan (the “Plan”), which provides for a cash payment to each holder, including the named executive officers of the Company, of stock options, market share units, and performance shares (such awards, the “Incentive Equity Awards”), that were outstanding as of June 10, 2018 and would not otherwise be entitled to dividend equivalent payments pursuant to such Incentive Equity Awards’ existing terms, and that are or become vested and paid out in connection with completion of the Merger or are or become vested and become payable following the record date of the Special Meeting (as defined below), but prior to the closing of the Merger (such holder, a “Participant,” and such payment, the “Dividend Make-Whole Amount”). The Plan was approved in anticipation of a conditional special dividend of $0.50 per share of the Company’s common stock (the “Conditional Special Dividend”) that the Company intends to declare, pursuant to the Merger Agreement, and that will be payable to holders of the Company’s common stock as of the record date of the special meeting held in connection with the Merger (the “Special Meeting”), subject to due bill trading. Payment of the Conditional Special Dividend is conditioned on the Merger Agreement being adopted by the affirmative vote of the holders of at least 80 percent of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting.

The value of each Participant’s Dividend Make-Whole Amount will be equal to the product of (i) the Conditional Special Dividend multiplied by (ii) the number of shares of Company common stock underlying the Participant’s Incentive Equity Awards that either (a) are or become vested and paid out in connection with the closing of the Merger or (b) are or become vested and become payable following the record date of the Special Meeting, but prior to the closing of the Merger, in each case as determined by the Company. The Dividend Make-Whole Amount will be earned upon the effective time of the Merger subject to the Participant remaining continuously employed by the Company and its subsidiaries until immediately prior to the effective time of the Merger, and will be paid promptly thereafter, but in no event later than 15 days following the effective time of the Merger. However, if any Participant terminates employment with the Company or any of its subsidiaries prior to the effective time of the Merger, and any of such Participant’s Incentive Equity Awards remain outstanding following such termination in accordance with their terms, then such Participant will still be eligible to receive a Dividend Make-Whole Amount with respect to such outstanding Incentive Equity Awards.

The approximate Dividend Make-Whole Amounts payable under the Plan to our named executive officers are as follows:

Name	Title	Dividend Make-Whole Amount
Jennifer F. Scanlon	President and Chief Executive Officer	$247,018
Matthew F. Hilzinger	Executive Vice President and Chief Financial Officer	$142,112
Brian J. Cook	Executive Vice President and Chief Administrative Officer	$72,651
Gregory D. Salah	Senior Vice President and President, Gypsum	$59,954
Michelle M. Warner	Senior Vice President, General Counsel and Corporate Secretary	$61,334

Item 8.01    Other Events.

The information included in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

* * * * *
Additional Information and Where to Find It

This report relates to the proposed transaction involving the Company and Knauf. In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION

Date: July 20, 2018	By:	/s/ Michelle M. Warner
Michelle M. Warner
Senior Vice President, General Counsel and Corporate Secretary